Rule 482 ad
                                                                     Rule 497(e)
                                                    File Nos. 2-10653 and 811-82

[Television commercial. Video of fencers sparring and having a conversation:] [Fencer one states:] Nice move.
[Fencer two states:] Speaking of moves...where are you putting your money these days?
[Fencer one states:] I'm in CGM Realty Fund.
[Fencer two states:] A real estate fund?  You?
[Fencer one states:] You get the potential long-term capital appreciation of real estate...the convenience of a mutual fund...and it's managed by Ken Heebner.
[Video supers and dissolves]
[Title slide reading:] CGM Realty Fund Managed by Ken Heebner [Title slide supers and dissolves into video of fencers sparring.] [Fencer two states:] Good point ... May be the last one you'll score on me.
[Fencer one states:] Touche!
[Video dissolves and a title slide supers and is held that reads:] You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. 1-800-CGM-INFO (toll free) [Voice reads:] Call 1-800-CGM-INFO for current performance information and a prospectus.
[Title slide is held and additional text is added to the title slide that reads:] The prospectus contains this and other important information about the Fund. [Voice reads:] Read the prospectus carefully.
[Title slide supers and dissolves into video of fencers walking away.] [Fencer two states:] You are sharp today.
[Video dissolves and the final slide supers; a line drawing of a fencer in a box with a black and white striped background (logo) appears; to the right of the logo is the following text:] CGM Realty Fund 1-800-CGM-INFO [Commercial ends.]